UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2013

VOCERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35469	94-3354663
(Commission File Number)	(IRS Employer Identification No.)

525 Race Street, San Jose, CA	95126
(Address of principal executive offices)	(Zip Code)

(408) 882-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 2, 2013, Vocera Communications, Inc. (the “Company”) reported its financial results for the quarter ended March 31, 2013. A copy of the press release issued by the Company is furnished as Exhibit 99.1 to this report.

The information furnished with Item 2.02 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced on February 27, 2013, the Company’s Board of Directors approved a change in the senior management of the Company, to be effective on June 1, 2013. At such time, Brent D. Lang, the Company’s President and Chief Operating Officer, will become the Company’s President and Chief Executive Officer and Robert J. Zollars, the current Chief Executive Officer and Chairman of the Board, will continue to serve the Company as Executive Chairman of the Board.

On April 26, 2013, the Company’s Board of Directors approved the compensation for Messrs. Zollars and Lang in their new management positions. Effective June 1, 2013, Messrs. Zollars’ and Lang’s annual base salary will be $300,000 and $350,000, respectively, and their annual target bonus under the Company’s 2013 Executive Incentive Compensation Plan will be $300,000 and $350,000, respectively. Additionally, Messrs. Zollars and Lang were awarded stock options and restricted stock units under the Company’s 2012 Equity Incentive Plan, the grant date for which will be May 31, 2013.

The Company also expects to enter into with Mr. Lang a Change of Control and Severance Agreement, in the form previously filed as Exhibit 10.15 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on February 24, 2012. Such agreement will contain the Tier 1 terms as set forth in the form of Change of Control and Severance Agreement.

The foregoing information is intended to supplement the information disclosed under Item 5.02 of the Form 8-K filed with the Securities and Exchange Commission on February 27, 2013.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release dated May 2, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOCERA COMMUNICATIONS, INC.

Date: May 2, 2013	By:	/s/ William R. Zerella
William R. Zerella
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated May 2, 2013

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